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                                                             EXHIBIT 10(iii).4


                   AGREEMENT TO TERMINATE SEVERANCE AGREEMENT

         This AGREEMENT TO TERMINATE SEVERANCE AGREEMENT, dated as of January 15, 1999 (this "Agreement") is made between American Bankers Insurance Group, Inc., a Florida corporation (the "Company"), and Mr. R. Kirk Landon, an executive officer of the Company ("Landon").

         WHEREAS, the Company and Landon have entered into a letter agreement dated February 1, 1990, under which Landon is entitled to severance benefits for disability, retirement, death and termination other than for cause (the "Severance Agreement");

         WHEREAS, Landon desires to lessen his role with the Company and desires to resign as a member of the senior management of the Company;

         WHEREAS, the Company recognizes Landon's expertise and desires to retain Landon in some capacity;

         WHEREAS, the Company and Landon have entered into a Consulting and Noncompetition Agreement on even date herewith, under which Landon will offer consulting services to the Company ("Consulting Agreement");

         WHEREAS, the Company and Landon have agreed to terminate the Severance Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. The Severance Agreement shall terminate effective upon the later of the execution and delivery of the Consulting Agreement and the adoption of a resolution of the Board of Directors of the Company authorizing the Company to terminate the Severance Agreement.

         2. Upon the termination of the Severance Agreement, the Company shall not be obligated to make any payments under the Severance Agreement to either Landon or any other third person.

         3. This Agreement may be executed in counterparts.

         4. This Agreement shall be construed in accordance with the laws of the State of Florida.

                  (The Remainder of Page Intentionally Blank)


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                             AMERICAN BANKERS INSURANCE GROUP, INC.

                             By:  _____________________________________________
                                  Name:   Gerald N. Gaston
                                  Title:  Chief Executive Officer


                            ___________________________________________________
                            R. Kirk Landon